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                                                                 EXHIBIT 10.25

                        INDEPENDENT CONTRACTOR AGREEMENT

         THIS INDEPENDENT CONTRACTOR AGREEMENT, (the "AGREEMENT") is entered into and made effective as of this 12 day of MAY 2004 (the "EFFECTIVE DATE"), by and between BRIGHTSTAR CORP., a Delaware corporation (the "Company"); BRIGHTSTAR DE MEXICO, S.A. DE CV and CARLOS M. TOUYAA ( "CONTRACTOR").


                                   WITNESSETH:

         WHEREAS, the Company is a distributor of wireless products and accessories and a provider of value-added services in the wireless telecommunications industry; and

         WHEREAS, the Company desires for the Contractor, as an independent contractor of the Company, to facilitate the sales of products in connection with certain ( At Company discretion) Telefonica Moviles properties in Latin America (Customer).

         WHEREAS, the Contractor desires to be retained by the Company as an independent contractor to market, promote and sell the Company's Products within the Territory, pursuant to the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. RECITALS. The above recitals are true and correct and same are incorporated herein by this reference.

         2. ENGAGEMENT

                  2.1. ENGAGEMENT. The Company hereby engages the Contractor as an independent contractor to actively market, promote and sell to customer the Company's Products. The Contractor shall diligently and competently devote his full time, skill and attention in performing his obligations hereunder. Without limiting the foregoing, and pursuant to the Company's policies in effect from time to time, the Contractor shall (a) solicit and procure orders with the Customer and (b) render such other services as may be necessary to market and promote the Products to Customers in Mexico and Brazil, including, without limitation, attending meetings and conventions and participate in Company promotions at the request of the Company.

                  2.2. TERMS OF SALE. The Company shall have the exclusive right to set the pricing and all other terms relative to the sale of its Products and may amend same from time to time in its sole and absolute discretion.

                  2.3. TERRITORY. The Company may from time to time, and in its sole and absolute discretion modify the Territory in which the Contractor shall market, promote and sell the Company's Products.



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         3. COMPENSATION. In consideration for his services hereunder, Company shall pay to Contractor, on the 20th day of each month, a monthly fee of $7,500.00 less any charges on the Company provided American Express card. In addition, Contractor is also paid a discretionary bonus based on results achieved.

         4. EXPENSES. The Contractor shall be solely responsible for all expenses incurred by the Contractor in the course of providing the services hereunder, and the Company shall have no responsibility or liability for any expenses incurred by the Contractor in performing his obligations hereunder.

         5. TERM. The term of this Agreement shall commence on the Effective Date and shall continue for a period of one (1) year. Unless either party provides the other party with fifteen (15) days prior written notice of non-renewal prior to the end of the then-current term, then this Agreement shall renew for successive one (1) year term(s) (each a "RENEWAL TERM"). The Initial Term, together with all Renewal Terms, if any, collectively referred to as the "TERM". Notwithstanding the foregoing, the Company may terminate this Agreement, without cause, upon fifteen (15) days prior written notice, and upon a breach by the Contractor of his obligations under this Agreement, as determined in the reasonable discretion of the Company, the Company may immediately terminate this Agreement without prior notice.

         6. INDEPENDENT CONTRACTOR. It is expressly understood and agreed that in the performance of services hereunder, the Contractor shall, at all times, act as an independent contractor with respect to the Company and not as an employee or agent of the Company, and nothing contained in this Agreement shall be construed to create an employer/employee, joint venture, partnership, association or other affiliation, or like relationship, between the parties, it being specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship. Accordingly, the Company shall neither have nor exercise any specific control or direction over the particular methods by which the Contractor performs the services hereunder. In no event shall either party be liable for the debts or obligations of the other, except as otherwise specifically provided in this Agreement. The Company will not withhold on the Contractor's behalf any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any government body, or make available to the Contractor any of the benefits afforded to employees of the Company. The Contractor will indemnify and hold harmless the Company, its shareholders, officers, directors, employees, agents, successors and assigns, from any and all loss or liability arising from its failure to make such payments, withholdings and benefits, if any.

         7. INDEMNIFICATION. In addition to, and not in limitation of any other indemnification provided herein, the Contractor agrees to indemnify and hold harmless the Company, its shareholders, officers, directors, employees, agents, successors and assigns from any and all liability, losses, claims, damages, costs, causes of action, judgments or settlements arising therefrom, including reasonable attorneys' fees, at all levels of trial and appeal, caused or asserted to be caused, directly or indirectly, by or as a result of any breach of the terms of this Agreement or any wrongful act, omission or negligence of the Contractor in the performance of his duties hereunder.




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         8. RESTRICTIVE COVENANTS.

                  8.1. CONFIDENTIALITY. The Contractor acknowledges that as a result of the engagement hereunder, and its previous relationship with the Company, the Contractor has and shall be making use of and acquiring inducement for the Company to enter into this Agreement and to pay the compensation referred to in Section 3 hereof, the Contractor covenants and agrees that at no time during or following the term of this engagement shall the Contractor, directly or indirectly, divulge or disclose for any purpose whatsoever, any Confidential Information, whether or not such information is deemed to be a trade secret. All legal remedies including, but not limited to, an injunction or specific performance of this Section 8 shall be available to the Company for enforcement of this provision. For purposes of this Agreement, "CONFIDENTIAL INFORMATION" shall mean information relating to the Company and its business, investments and potential business and investments, including, without limitation, trade secrets, financial information, marketing and business plans, investment and management strategies, methods of providing services, practices, documentation, drawings, facilities, customers, policies, suppliers, pricing, customer lists and leads, and other information and know-how that has actual or potential economic value to the Company because it is not generally known to others and is not readily ascertainable by them.

                  8.2. NON-COMPETE. The Contractor agrees that during the term of this Agreement and for a period of one (1) year after the expiration or termination of this Agreement, for any reason (the "RESTRICTIVE PERIOD"), he shall not directly or indirectly own, invest, manage, operate, join, control, be employed by, act as agent for, or participate in the ownership, management, operation or control of, or be connected in any manner with any person or entity whose business is the same or similar to or competitive with that of the Company as reasonably determined by the Company within the Territory.

                  8.3. NON-SOLICITATION.

                           8.3.1. NO SOLICITATION OF EMPLOYEES. During the
Restrictive Period, the Contractor shall not, directly or indirectly, induce, solicit, interfere with, employ, or endeavor to entice away from the Company any individual who is or has been an employee or agent of the Company during the immediately preceding one (1) year period.

                           8.3.2. NO SOLICITATION OF CUSTOMERS. During the
Restrictive Period, the Contractor shall not solicit or transact business with
(i) any existing customer of the Company as of the date of termination of this Agreement; (ii) any former customer of the Company who has transaction business with the Company during the one year period prior to the date of termination of this Agreement; or (iii) any person or entity with whom the Company or any of its employees, agents or independent contractors (including the Contractor) has solicited or taken preliminary steps to engage in the transaction of business, including, without limitation, the identification of such person or entity as a prospective customer using Company resources, during the one year period prior to the termination of this Agreement.

                  8.4 SEVERABILITY. The foregoing covenants set forth in this
Section 8 shall be deemed severable, and the invalidity of any covenant shall not affect the validity or enforceability of any other covenant or the validity


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of this Agreement. The existence of any claim or cause of action by the
Contractor shall not constitute a defense to the enforcement by the Company of these covenants. The failure by the Company to object to any conduct in violation of this Section 8 shall not be deemed a waiver by the Company, but the Company may, if it so desires, specifically waive any part or any of these covenants to the extent that such waiver is set forth in writing duly authorized and approved by the Company.

                  8.5 JUDICIAL MODIFICATION. In the event that any court finally holds that the time or territory or any other provision stated in this Section 8 constitutes an unreasonable restriction, then the parties hereto hereby expressly agree that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved.

                  8.6 SPECIFIC ENFORCEMENT. The parties acknowledge that the restrictions on their activities as contained in this Section 8 are required for the reasonable protection of the business of the Company. Therefore, the parties hereby agree that, in the event of a violation of any provision of this Section 8, the Company will be entitled, if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce specific performance of this Section 8 against the Contractor or to enjoin the Contractor from engaging in any activity in violation hereof.

                  8.7 TOLLING OF TIME PERIODS. In the event that the Company should bring any legal action or other proceedings for the enforcement of this
Section 8, the time for calculating the term of the restrictions provided herein shall not include any period of time commencing with the filing of legal action or other proceeding to enforce the terms of this Section 8 through the date of final judgment or final resolution, including all appeals, if any, of such legal action or other proceeding, unless the Company fails to prevail in such action or proceeding.

                  8.8 CONFIRMATION AS TO SCOPE. The parties hereto acknowledge and confirm that: (i) the length of the term of the restrictions and the geographical restrictions contained in this Section 8 are fair and reasonable and are not the result of overreaching, duress or coercion of any kind; (ii) the full, uninhibited and faithful observance of each of the covenants contained in this Section 8 shall not cause any undue hardship, financial or otherwise; and
(iii) the Contractor's special knowledge of the business of the Company is such as would cause the Company serious injury and loss if the Contractor uses such knowledge to benefit a competitor of the Company or to compete with the Company. The parties hereto acknowledge and agree that the provisions of this Section 8 are essential to protect the Company's legitimate business interest as contemplated under Florida law and are in addition to any rights the Company may have to enforce its rights with respect to the trade secrets of the Company pursuant to Florida law.


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         9. ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither the Contractor nor,
to the knowledge of the Contractor, any of his representatives have (i) engaged in any activities in violation of the Foreign Corrupt Practices Act or any law of the jurisdiction in which they conduct business or (ii) directly or indirectly given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or other person who was or is in a position to help or hinder the Company's business (or assist in connection with any actual transaction) or made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office which (a) may subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, could reasonably be expected to have had a material adverse effect on the assets, business or operations of the Company or (c) if not continued in the future, could reasonably be expected to have a material adverse affect the assets, business, operations or prospects of the Company.


         10. MISCELLANEOUS.

                  10.1. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreement or understanding between the parties hereto, and neither this Agreement nor any provision hereof may be waived, modified, amended or, except to the extent, if any, otherwise provided in this Agreement, terminated, except by a written agreement signed by the parties hereto.

                  10.2. WAIVERS. No waiver of any breach, default or provision hereunder shall be considered valid unless in a writing signed by the party to be charged therewith, and no such waiver shall be deemed a waiver of any subsequent breach or default hereunder.

                  10.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and against the parties hereto and their heirs, personal or other legal representatives, administrators, successors and permitted assigns.

                  10.4. NEGOTIATED AGREEMENT. The parties to this Agreement have fully participated in its negotiation and preparation. Accordingly, this Agreement shall not be more strictly construed against any of the parties.

                  10.5. SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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                  10.6. NOTICES. All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if and
(a) when delivered personally, (b) five days after they are mailed by first class certified mail, return receipt requested, postage prepaid, or (c) two days after they are sent by a nationally recognized express courier service, postage or delivery charges prepaid, to the parties at the following addresses or to such other addresses as the parties may give notice in accordance herewith:

                  If to the Company:        Brightstar Corp.
                                            2010 N.W. 84th Avenue
                                            Miami, Florida  33122
                                            Attn: R. Marcelo Claure

                  If to Contractor:
                                            ---------------------------

                                            ---------------------------

                                            ---------------------------


                  10.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida, determined without regard to provisions of conflicts of laws. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of the state and federal courts located in Miami-Dade County, Florida, in any and all actions between or among any of the parties hereto, whether arising hereunder or otherwise. Venue for any action arising hereunder shall lie exclusively in Miami-Dade County, Florida.

                  10.8. ENFORCEMENT COSTS. If any legal action or other proceedings is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, court costs and all expenses (including, without limitation, all such fees, costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

                  10.9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.


CARLOS M. TOUYAA                                  BRIGHTSTAR CORP.

By: /s/ CARLOS M. TOUYAA                          By: /s/ OSCAR FUMAGALI
   ---------------------                             -------------------
Name:  CARLOS M. TOUYAA                           Name:  OSCAR FUMAGALI
     -------------------                               -----------------
Its:                                              Its:  CFO
     -------------------                               ----

   ---------------------                             -------------------




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                                    EXHIBIT A

                                    TERRITORY


          CERTAIN (AT COMPANY DISCRETION) TELFONICA MOVILES PROPERTIES
                                IN LATIN AMERICA



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                                    EXHIBIT B

                                    PRODUCTS


                             ALL COMPANY'S PRODUCTS.